                                                                   EXHIBIT 10.21

                            REVOLVING LOAN AGREEMENT

         THIS AGREEMENT, having an effective date of July 31, 2002, is made by and between THE ST. PAUL COMPANIES, INC., a Minnesota corporation, (the "LENDER") and THE JOHN NUVEEN COMPANY, a Delaware corporation, (the "BORROWER").

         WHEREAS, BORROWER is 78% owned by LENDER and its wholly owned subsidiary ST. PAUL FIRE AND MARINE INSURANCE COMPANY; and

         WHEREAS, LENDER intends to loan money to BORROWER from time to time for working capital and other purposes; and

         WHEREAS, BORROWER seeks to borrow money from LENDER on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of these premises and of other good and valuable consideration, the parties hereto agree as follows:

         1. LENDER will loan to BORROWER, at LENDER's option, an aggregate principal amount that shall not exceed Two Hundred Fifty Million United States Dollars ($250,000,000.00) (the "Loan Limit"). The aggregate principal amount shall be calculated by adding the sum of all outstanding advances (the "Loan(s)") to BORROWER hereunder.

         2. If there is no balance outstanding at the time of any Loan under this Agreement, such Loan shall bear interest from the date of such Loan until the first business day of the following month at a floating rate equal to the one month USD LIBOR as set by the British Bankers Association (Bloomberg US0001M Index) on the date of the first Loan plus the applicable margin as set out in the table below:


                       Public Short Term Debt Rating                                Applicable Margin for
                    S&P/Moody's/Fitch ("Rating Agencies")                                USD Advances
        Level 1 (a) (b)
               A1/P1/F1                                                                      +0.00%
        Level 2 (a) (b)
               A2/P2/F2                                                                      +0.25%
        (a)       If LENDER's Short Term Debt Rating by any 2 Rating Agencies
                  equals A1/P1/F1 then the Level 1 margin shall apply else the
                  Level 2 margin shall apply.
        (b)       If LENDER's short term debt ratings by any 2 Rating Agencies are A1/P1/F1 and are under review by any 2 Rating Agencies then the Level 2 margin shall apply. Under review means on
                  CreditWatch by S&P, under Review by Moody's or on Rating Watch by Fitch.


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On the first business day of each calendar month thereafter, the interest rate shall be reset to equal the one month USD LIBOR plus the applicable margin as set by the British Bankers Association (Bloomberg US0001M Index) as of the first business day of such calendar month. This reset interest rate shall apply to all then outstanding Loan(s), and to any additional Loan(s) made during the calendar month, until the first business day of the following month. Interest on outstanding Loan(s) shall accrue and compound monthly and shall be paid quarterly on each January 15, April 15, July 15, and October 15. Principal and accrued interest shall be paid upon prepayment of Loan(s), at maturity, or upon termination.

         3. BORROWER promises to repay on July 15, 2003, all Loan(s) made by LENDER to BORROWER pursuant to this Agreement, together with all accrued and unpaid interest thereon, as evidenced by the books and records of LENDER, which shall be presumptive evidence of the amount of Loan(s) outstanding. Notwithstanding the foregoing, BORROWER may prepay the outstanding Loan(s) and accrued interest at any time.

         4. Amounts borrowed and repaid may be reborrowed, so long as the aggregate Loan amount outstanding does not exceed the Loan Limit.

         5. The obligation of BORROWER to repay the Loan(s) pursuant to this Agreement shall be evidenced by a ledger, kept by LENDER, and LENDER shall record the advance of funds respecting the Loan(s) to BORROWER as well as all repayments made on the Loan(s) by BORROWER in the form attached hereto as Exhibit A ("Revolving Loan Agreement Record of Loan(s) and Repayment(s)"). LENDER's calculation of amounts due it by BORROWER pursuant to this clause and in accordance with this Agreement shall be presumptive evidence thereof, absent manifest error. The calculation of interest due at maturity shall be recorded in the form attached hereto as Exhibit B ("Revolving Loan Agreement Record of Interest Amount(s) Due and Maturity Date(s)").

         6. This Agreement may be terminated by either party upon thirty (30) days' written notice to the other party. Such written notice shall be sent via registered mail to the address for notices provided in clause 10 below and shall be deemed received by the other party upon the date on which the mail was delivered as evidenced by the signature on the registered mail receipt. In the event of termination, all Loan(s) made by LENDER to BORROWER pursuant to this Agreement, and all accrued and unpaid interest, shall immediately become due and payable upon demand by LENDER.

         7. In the event of non-payment by BORROWER, all Loan(s) made by LENDER to BORROWER pursuant to this Agreement, and all accrued and unpaid interest, shall immediately become due and payable upon demand by LENDER.

         8. Notwithstanding any provision of this Agreement to the contrary, LENDER may at any time determine not to advance Loan(s) as requested by BORROWER hereunder, and LENDER shall not be obligated to make any such Loan(s).

         9. Loan requests received by 8:00 a.m. Central Standard Time will be funded the same business day. Loan requests should be submitted in writing to: Mr. Chris Gies with a copy



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to Mr. Joel Campbell and Ms. Sheila M. Colgan.  Loan requests may be submitted via e-mail or via facsimile as follows:



              Name                          E-mail                       Facsimile                  Phone
              ----                          ------                       ---------                  -----
         Mr. Chris Gies             chris.gies@stpaul.com              (651) 310-7404            (651) 310-3479
         Mr. Joel Campbell          joel.campbell@stpaul.com           (651) 310-7404            (651) 310-6883
         Ms. Sheila Colgan          sheila.colgan@stpaul.com           (651) 310-3386            (651) 310-7441


         10.  Notices to LENDER shall be addressed to:
              Mr. Paul McDonough
              Vice President & Treasurer
              The St. Paul Companies, Inc.
              385 Washington Street
              St. Paul, Minnesota 55102
              Phone: (651) 310-2866
              Fax:     (651) 310-3386

              Notices to BORROWER shall be addressed to:
              Mr. Peter H. D'Arrigo
              Vice President & Treasurer
              The John Nuveen Company
              333 West Wacker Drive
              Chicago, Illinois 60606
              Phone: (312) 917-8282
              Fax:     (312) 917-8049

         11. This Agreement shall be governed by and construed in accordance with Minnesota law.

         12. This Agreement is effective as of the date first set forth above, and shall not be amended or modified except in writing signed by an authorized representative of each of the parties hereto.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of this 29th day of July 2002.

WITNESSED BY:                           THE ST. PAUL COMPANIES, INC.

/s/ Paul McDonough                      By:      /s/ Thomas A. Bradley
--------------------------                       ------------------------------
                                        Name:    Thomas A. Bradley
                                        Title:   Chief Financial Officer

WITNESSED BY:                           THE JOHN NUVEEN COMPANY

/s/ Peter H. D'Arrigo                   By:      /s/ Margaret E. Wilson
--------------------------                       ------------------------------
                                        Name:    Margaret E. Wilson
                                        Title:   Senior Vice President, Finance


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